Exhibit 10.2

FIRST AMENDMENT, dated as of May 29, 2015 (this “Amendment”), to the CREDIT AGREEMENT, dated as of March 31, 2015 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among New STERIS Limited, a private limited company organized under the laws of England and Wales, as a Borrower, STERIS Corporation, an Ohio corporation, as a Borrower, the other Guarantors that are parties thereto from time to time, the Lenders that are parties thereto, and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”) for the Lenders.

W I T N E S S E T H :

WHEREAS, the Loan Parties have requested that the Credit Agreement be amended in the manner set forth herein; and

WHEREAS, the Lenders are willing to agree to this Amendment on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, pursuant to Section 9.01 of the Credit Agreement the parties hereto hereby agree as follows:

SECTION 1. DEFINITIONS.

1.1 Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.

SECTION 2. AMENDMENT PURSUANT TO SECTION 9.01.

2.1 Amendment of the Definition of “Long Stop Date”. The definition of “Long Stop Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Long Stop Date” means December 31, 2015.

2.2 Amendment of Section 2.06(b). Section 2.06(b) of the Credit Agreement is hereby amended by adding “(provided such rate shall increase to 0.25% per annum on and after July 13th, 2015)” immediately following “an amount equal to 0.20% per annum” contained therein.

2.3 Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date on which the Administrative Agent shall have received from each Loan Party and each Lender either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include .pdf or facsimile transmission of a signed signature page of this Amendment) that such party has signed such a counterpart.

2.4 Continuing Effect; No Other Waivers or Amendments. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of any Loan Party that would require an amendment, waiver or consent of the Administrative Agent, any Issuing Bank or the Lenders except as expressly stated herein. Except as expressly amended, consented to or waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms.

2.5 Loan Documents. This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement and the other Loan Documents. Each Loan Party executing this

Amendment confirms and agrees that notwithstanding the effectiveness of this Amendment, each Loan Document to which such Person is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, in each case as amended by this Amendment.

2.6 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier, facsimile or in a .pdf or similar file shall be effective as delivery of a manually executed counterpart of this Amendment.

2.7 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

2.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of, and be enforceable by, the Loan Parties, the Administrative Agent, and each Lender and their respective successors and permitted assigns, except that the Loan Parties shall have no right to assign their rights hereunder or any interest herein without the prior written consent of each Lender, and any purported assignment without such consent shall be null and void.

2.9 Effect of Amendment. On and after the date on which this Amendment becomes effective, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

STERIS CORPORATION, as a Borrower and as a Guarantor

By:	/s/ Michael J. Tokich
	Name:	Michael J. Tokich
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

NEW STERIS LIMITED, as a Borrower

By:	/s/ Michael J. Tokich
	Name:	Michael J. Tokich
	Title:	Director, Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

AMERICAN STERILIZER COMPANY, as a Guarantor

By:	/s/ Michael J. Tokich
	Name:	Michael J. Tokich
	Title:	President

INTEGRATED MEDICAL SYSTEMS INTERNATIONAL, INC., as a Guarantor

By:	/s/ Michael J. Tokich
	Name:	Michael J. Tokich
	Title:	President

ISOMEDIX, INC., as a Guarantor

By:	/s/ Michael J. Tokich
	Name:	Michael J. Tokich
	Title:	Vice President and Secretary

[Bank Credit Facility Long Stop Date Amendment]

ISOMEDIX OPERATIONS INC., as a Guarantor

By:	/s/ Michael J. Tokich
	Name:	Michael J. Tokich
	Title:	Vice President and Secretary

STERIS EUROPE INC., as a Guarantor

By:	/s/ Michael J. Tokich
	Name:	Michael J. Tokich
	Title:	President

STERIS INC., as a Guarantor

By:	/s/ Michael J. Tokich
	Name:	Michael J. Tokich
	Title:	President

UNITED STATES ENDOSCOPY GROUP, INC., as a Guarantor

By:	/s/ Michael J. Tokich
	Name:	Michael J. Tokich
	Title:	President

[Bank Credit Facility Long Stop Date Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Brendan Korb
	Name:	Brendan Korb
	Title:	Vice President

[Bank Credit Facility Long Stop Date Amendment]

Bank of America, N.A., as Lender

By:	/s/ Mark Hardison
	Name:	Mark Hardison
	Title:	Senior Vice President

[Bank Credit Facility Long Stop Date Amendment]

KeyBank National Association, as Lender

By:	/s/ Sanya Valeva
	Name:	Sanya Valeva
	Title:	Senior Vice President

[Bank Credit Facility Long Stop Date Amendment]

PNC Bank, National Association, as Lender

By:	/s/ Lisa Lisi
	Name:	Lisa Lisi
	Title:	Senior Vice President

[Bank Credit Facility Long Stop Date Amendment]

Santander Bank, N.A., as Lender

By:	/s/ Scott Wollard
	Name:	Scott Wollard
	Title:	Managing Director

[Bank Credit Facility Long Stop Date Amendment]

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Lender

By:	/s/ Scott O’Connell
	Name:	Scott O’Connell
	Title:	Director

[Bank Credit Facility Long Stop Date Amendment]

Sumitomo Mitsui Banking Corporation, as Lender

By:	/s/ David W. Kee
	Name:	David W. Kee
	Title:	Managing Director

[Bank Credit Facility Long Stop Date Amendment]

DNB Capital LLC, as Lender

By:	/s/ Kristie Li
	Name:	Kristie Li
	Title:	First Vice President

By:	/s/ Thomas Tangen
	Name:	Thomas Tangen
	Title:	Senior Vice President
Head of Corporate Banking

[Bank Credit Facility Long Stop Date Amendment]

U.S. Bank National Association, as Lender

By:	/s/ Jennifer Hwang
	Name:	Jennifer Hwang
	Title:	Senior Vice President

[Bank Credit Facility Long Stop Date Amendment]

Citibank, N.A., as Lender

By:	/s/ Andrew Kreeger
	Name:	Andrew Kreeger
	Title:	Vice President

[Bank Credit Facility Long Stop Date Amendment]

Citizens Bank, National Association, as Lender

By:	/s/ Darran Wee
	Name:	Darran Wee
	Title:	Senior Vice President

[Bank Credit Facility Long Stop Date Amendment]

HSBC Bank USA, N.A., as Lender

By:	/s/ Frank M. Eassa
	Name:	Frank M. Eassa
	Title:	Senior Vice President

[Bank Credit Facility Long Stop Date Amendment]

The Northern Trust Company, as Lender

By:	/s/ John Dilegge
	Name:	John Dilegge
	Title:	Vice President

[Bank Credit Facility Long Stop Date Amendment]

Svenska Handelsbanken AB (PUBL) New York Branch, as Lender

By:	/s/ Jonas Almhojd
	Name:	Jonas Almhojd
	Title:	Senior Vice President

By:	/s/ Nancy D’Albert
	Name:	Nancy D’Albert
	Title:	Vice President

[Bank Credit Facility Long Stop Date Amendment]